                  UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549

               FORM 8-K

             CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
November 18, 2009 (November 16, 2009)

AMERIS BANCORP
(Exact Name of Registrant as Specified in Charter)

Georgia	No. 001-13901	No.58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, SE
Moultrie, Georgia 31768
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(229) 890-1111

                           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2009, Glenn A. Kirbo, a director of Ameris Bancorp (the “Company”) tendered his resignation, effective immediately, from the Company’s Board of Directors, the Ameris Bank Board of Directors and the Ameris Bank – Albany Community Board of Directors. Mr. Kirbo advised the Company that his decision to resign was based on personal reasons related to the demands of other business activities.

The Board of Directors of the Company will be deliberate in its process to appoint a director to fill the vacancy created by this resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:  /s/ Edwin W. Hortman, Jr.
Edwin W. Hortman, Jr.
President and Chief Executive Officer

Dated:  November 18, 2009